UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC  20549

                      ---------------------
                            FORM 8-K
                      ---------------------

         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):

                         August 12, 2002

                 Commission File Number: 0-29933



                  TRANSAMERICAN HOLDINGS, INC.
      ----------------------------------------------------
         (Name of Small Business Issuer in its Charter)


Nevada, U.S.A.                                         77-0434471
(State or other Jurisdiction                        (IRS Employer
of Incorporation or Organization)             Identification No.)


               9601 Wilshire Boulevard, Suite 620,
                 Beverly Hills, California 90210
            (Address of principal executive offices)


                         (310) 271-4159
                   (Issuer's telephone number)


                               N/A
      (Former name, former address and former fiscal year,
                  if changed since last report)

     SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements of our intentions, beliefs, expectations or predictions for the future, denoted by the words "believes," "expects," "may," "will," "should," "seeks," "pro forma," "anticipates," "intends" and similar expressions are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions.

We wish to caution readers that these forward looking statements are not guarantees of future performance and involve risks and uncertainties. Actual events or results may differ materially from those discussed in the forward-looking statements as a result of various factors, including, without limitation, the risk factors and other matters discussed in our Annual Report on Form 10-KSB for the year ended December 31, 2001, on file with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this document. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

       On August 12, 2002, TransAmerican Holdings, Inc. ("TransAmerican") acquired 51% of the shares of Shaden Al-Khaleej Est., a Saudi Arabic Kingdom company ("Shaden"). The acquisition was effected in accordance with the terms of a Definitive
Agreement, first executed on August 7, 2002 and approved by TransAmerican as of August 12, 2002 (the "Agreement"), by and between TransAmerican and Shaden Al-Khaleej Est. (the "Acquisition")

     As consideration for the Acquisition, TransAmerican will deliver to Shaden (i) 1,683,528 shares of TransAmerican's common stock, $0.001 par value per share (the "Common Stock"); (ii) the agreement to fund, within 3 months from the date of closing, US$700,000 from TransAmerican's resources in the form of debt to Shaden, which funds are to be used only for new business expansion capital; and (iii) the further agreement to fund, at a future date yet unspecified, US$1,050,000 from TransAmerican's resources in the form of debt to Shaden, which funds are to be used only for capital requirements of new business contracts. In addition, pursuant to the terms of the Agreement, if for any reason Shaden is unable to satisfy its debt repayment requirements, then TransAmerican will receive additional proportional shares of Shaden to compensate for the value of the debt repayment.

     Shaden Al-Khaleej Est. is a leading Middle Eastern firm whose primary activities include construction, architectural design, related communications, decorative stamped concrete applications and specialized interior design and furnishings that are targeted to both commercial and high-end residential projects.

     The  description  of  the transaction  contained  herein  is
qualified   in  its  entirety  by  reference  to  the  Definitive
Agreement which is filed herewith as Exhibit 2.1 and incorporated herein by reference.

     This report may contain forward-looking statements that involve risks and uncertainties including statements regarding TransAmerican's expectation and beliefs regarding its future results or performance. TransAmerican's actual results could differ materially from those projected in the forward-looking statements. For a discussion of factors that might cause or contribute to such differences, see Risk Factors of TransAmerican's Form 10-K for the year ended December 31, 2001, which is on file with the Securities and Exchange Commission. TransAmerican does not intend to update any of the forward-looking statements after the date of this report to conform these statements to actual results or to changes in management's expectations, except as required by law.


ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (a)  Financial statements of business acquired.

Not  filed herewith; to be filed by amendment.  Pursuant to  Item
7(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information as soon as it is available but no later than October 25, 2002.

  (b)  Pro forma financial information.

Not  filed herewith; to be filed by amendment.  Pursuant to  Item
7(a)(4) of Form 8-K, the Registrant hereby undertakes to file such information as soon as it is available but no later than October 25, 2002.

  (c)  Exhibits.

  2.1 Definitive Agreement, dated as of August 7, 2002, by and between TransAmerican Holdings, Inc. to Shaden Al-Khaleej
       Est.


                           SIGNATURES

     In accordance with Section 12 of the Securities Exchange Act of 1934, the Registrant has caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                  TRANSAMERICAN HOLDINGS, INC.


Date: August 26, 2002              By: /s/ Najib E. Choufani
                                      -------------------------
                                           Najib E. Choufani
                                           Chairman and CEO